EXHIBIT 99

                               NOTEHOLDERS REPORT
                        CRUSADE GLOBAL TRUST NO.1 OF 2002
                        COUPON PERIOD ENDING 20 MAY 2004

USD NOTES
---------

                     FV OUTSTANDING        BOND FACTOR    COUPON RATE    COUPON PAYMENTS    PRINCIPAL PAYMENTS   CHARGE OFFS
                          (USD)                                              (USD)                 (USD)            (AUD)
                     --------------        -----------    -----------    ---------------    ------------------   -----------
CLASS A NOTES        365,203,235.06         41.500368%      1.28000%      1,299,807.36        40,986,566.16         0.00


                     FV OUTSTANDING        BOND FACTOR    COUPON RATE    COUPON PAYMENTS    PRINCIPAL PAYMENTS   CHARGE OFFS
                          (AUD)                                               (AUD)                (AUD)            (AUD)
                     --------------        -----------    -----------    ---------------    ------------------   -----------
CLASS B NOTES        28,395,000.00         100.000000%      6.06890%        424,914.45             0.00             0.00
CLASS C NOTES        11,900,000.00         100.000000%      6.29890%        184,825.26             0.00             0.00

                                                                     30-APR-04
POOL SUMMARY                                                            AUD
------------
Outstanding Balance - Variable Rate Housing Loans                   585,998,017
Outstanding Balance - Fixed Rate Loans                              164,027,128
Number of Loans                                                           6,353
Weighted Average Current LVR                                             59.52%
Average Loan Size                                                       118,058
Weighted Average Seasoning                                              44 mths
Weighted Average Term to Maturity                                      253 mths

PRINCIPAL COLLECTIONS                                                   AUD
--------- -----------
Scheduled Principal Payments                                       6,602,534.19
Unscheduled Principal Payments                                    78,503,894.27
Redraws                                                            5,520,863.10

Principal Collections                                             79,585,565.36

TOTAL AVAILABLE PRINCIPAL                                               AUD
-------------------------
Principal Collections                                             79,585,565.36
Principal Charge Offs                                                      0.00
Pay Back of Principal Draw                                                 0.00
Total Available Principal                                         79,585,565.36

Outstanding Principal Draws From Previous Period                            0.0

Principal Distributed                                             79,585,565.36
Principal Retained                                                         0.00

TOTAL AVAILABLE FUNDS                                                  AUD
---------------------
Available Income                                                  15,454,524.63
Principal Draw                                                             0.00
Liquidity Draw                                                             0.00

Total Available Funds                                             15,454,524.63

REDRAW & LIQUIDITY FACILITIES                                          AUD
----------------------------
Redraw Shortfall                                                           0.00
Redraw Carryover Charge Offs                                               0.00

CPR
---
                                   FEB-04             MAR-04              APR-04
                 1 MTH CPR         30.15%             31.56%              31.22%


ARREARS
-------
                            % OF POOL
                          (BY BALANCE)
                          ------------
31 - 59 DAYS                  0.64%
60 - 89 DAYS                  0.19%
90+ DAYS                      0.16%
DEFAULTS                     0.025%
LOSSES                         Nil